                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                       [X]
Filed by a Party other than the Registrant    [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      EVEREST & JENNINGS INTERNATIONAL LTD.
- -------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2) or
    Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

- -------------------------------------------------------------------------------

    (2)  Aggregate number of securities to which transactions applies:

- -------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- -------------------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

- -------------------------------------------------------------------------------

    (5)  Total fee paid:

- -------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

- -------------------------------------------------------------------------------

    (2)  Form, Schedule or Registration Statement No.:

- -------------------------------------------------------------------------------

    (3)  Filing Party:

- -------------------------------------------------------------------------------

    (4)  Date Filed:

- -------------------------------------------------------------------------------

                      EVEREST & JENNINGS INTERNATIONAL LTD.


                  NOTICE OF 1995 ANNUAL MEETING OF STOCKHOLDERS

                                  June 6, 1995


    Notice is hereby given that the 1995 Annual Meeting of Stockholders (the "Annual Meeting") of Everest & Jennings International Ltd. (the "Company") will be held at the offices of the Company, 1100 Corporate Square Drive, St. Louis, Missouri 63132, on Tuesday, June 6, 1995, commencing at 11:00 a.m. The Annual Meeting is being held for the following purposes:

             (1) To elect five members of the Board of Directors;

             (2) To consider and vote upon approval of the adoption of the 1994 Everest & Jennings International Ltd. Stock Option Plan;

             (3) To ratify the appointment of Price Waterhouse LLP as the independent accountants of the Company for fiscal 1995; and

             (4) To transact such other business as properly may come before the meeting and any adjournment thereof.


    Only stockholders of record at the close of business on April 28, 1995 are entitled to vote at the Annual Meeting.

    All stockholders are cordially invited to attend the meeting in person. IN ANY EVENT, PLEASE MARK YOUR VOTES, THEN DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN YOUR VOTED PROXY OR PROXIES PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY REVOKE YOUR PROXY IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON.


                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          TIMOTHY W. EVANS
                                          Secretary

St. Louis, Missouri
May 5, 1995

                      EVEREST & JENNINGS INTERNATIONAL LTD.
                           1100 Corporate Square Drive
                            St. Louis, Missouri 63132

                         ------------------------------
                                 PROXY STATEMENT
                         ------------------------------


                                     GENERAL

    This Proxy Statement (first mailed on or about May 5, 1995 to stockholders of record on April 28, 1995) is furnished in connection with the solicitation by the Board of Directors of Everest & Jennings International Ltd. (the "Company") of Proxies for use at the 1995 Annual Meeting of Stockholders (the "Annual Meeting"), and at any adjournment thereof. The Annual Meeting will be held on Tuesday, June 6, 1995, at 11:00 a.m., at the offices of the Company, 1100 Corporate Square Drive, St. Louis, Missouri 63132.

    The Annual Meeting is being held: (i) to elect five members of the Board of Directors of the Company; (ii) to consider and vote upon approval of the adoption of the 1994 Everest & Jennings International Ltd. Stock Option Plan (the "1994 Plan"); (iii) to ratify the appointment of Price Waterhouse LLP as the independent accountants of the Company for fiscal 1995; and (iv) to transact such other business as properly may come before the meeting and any adjournment thereof.

    A Proxy in the accompanying form which is properly executed and received by the Company and not revoked prior to the Annual Meeting, will be voted in accordance with the stockholder's direction and in the absence of direction will be voted FOR each of the nominees for director shown on the form of Proxy, FOR approval of the adoption of the 1994 Plan, and FOR ratification of the appointment of Price Waterhouse LLP as the independent accountants of the Company for fiscal 1995. Any Proxy executed and returned to the Company may be revoked by the person giving it by delivering a later signed and dated Proxy or other written notice of revocation to the Secretary of the Company at any time prior to the exercise of the Proxy. A Proxy is also subject to revocation if the person executing the Proxy is present at the Annual Meeting and chooses to vote in person.

                                 STOCK OWNERSHIP

    The stockholder shown in the following table is the only person known to have owned beneficially, as of March 31, 1995, more than 5% of any class or series of the Company's voting stock.

                                                  Shares of Series A  Shares of Series B  Shares of Series C
                         Shares of Common Stock    Preferred Stock     Preferred Stock     Preferred Stock
                           Beneficially Owned     Beneficially Owned  Beneficially Owned  Beneficially Owned
                                <F1><F2>                <F1><F2>            <F1><F2>            <F1><F2>
                         -----------------------  ------------------  ------------------  -------------------
  Name and Address of     Number of               Number of           Number of           Number of
   Beneficial Owner         Shares     Percent     Shares    Percent   Shares    Percent   Shares    Percent
- -----------------------  -----------  ----------  ---------  -------  ---------  -------  ---------- --------

BIL (Far East Holdings)   57,799,352      80%     7,218,204    100%     786,357    100%   20,000,000   100%
Limited ("BIL")
  2801 Three Exchange
  Square Central
  Hong Kong

- ---------------

<F1>     For purposes of this chart and the beneficial stock ownership tables on pages 6 and 10, the percentage of ownership of the Company's Common Stock is based on the 72,257,812 shares of Common
         Stock actually outstanding as of March 31, 1995.  The following shares are not included:  203,136 shares issuable under currently exercisable options granted under the Company's 1990 Omnibus Stock
         Incentive Plan, 400,000 shares issuable under options granted to Bevil J. Hogg and 56,450 shares issuable on exercise of outstanding options granted under the Company's 1981 Stock Option Plan (all such options issued under the 1990 Omnibus Stock Incentive Plan, the 1994 Plan and the 1981 Stock
         Option Plan all of which are or will become exercisable within 60 days after March 31, 1995 at exercise prices in excess of the recent closing prices for the Common Stock and which the Company accordingly believes such options are unlikely to be exercised within 60 days of March 31, 1995);
         7,218,204 shares issuable on exercise of the outstanding Series A Preferred Stock; 786,357 shares issuable on conversion of the outstanding Series B Preferred Stock; and 20,000,000 shares issuable on conversion of the outstanding Series C Preferred Stock.

<F2>     Each outstanding share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred
         Stock and Common Stock is entitled to one vote and the holders of the Series A Preferred Stock,
         Series B Preferred Stock, Series C Preferred Stock and Common Stock vote together as a single class on all matters submitted to a stockholder vote (including the election of directors) other than a matter with respect to which any such class would be entitled under applicable law to vote separately.



                                QUORUM AND VOTING

    Only stockholders of record as of the close of business on April 28, 1995 (the "Record Date") will be entitled to vote at the Annual Meeting. As of March 31, 1995, 72,257,812 shares of Common Stock, $0.01 par value; 7,218,204 shares of Series A Preferred Stock, $0.01 par value; 786,357 shares of Series B Preferred Stock, $0.01 par value; and 20,000,000 shares of Series C Preferred Stock, $0.01 par value, were outstanding.

    The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock is necessary to constitute a quorum for transacting business. The holders of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock are entitled to one vote per share.

    Cumulative voting is permitted in the election of directors provided that at least one stockholder has given notice at the Annual Meeting, before voting has commenced, of an intention to cumulate votes. If any one stockholder gives notice of an intention to cumulate votes, all stockholders may cumulate their votes for the candidates. To cumulate votes, a stockholder may cast as many votes as there are directors to be elected multiplied by the number of shares registered in his or her name on the Record Date. These votes may be cast all for one candidate or may be distributed among the candidates at the discretion of the stockholder. In any election of directors, the five candidates receiving the highest number of affirmative votes are elected; votes against a director and votes withheld have no legal effect. The Company has not been informed that any stockholder intends to cumulate votes at the Annual Meeting. Whether or not votes are cumulated for the election of directors at the Annual Meeting, BIL has the power as of March 31, 1995 to elect all five of the Directors.

    The approval of the adoption of the 1994 Plan and the ratification of the appointment of Price Waterhouse LLP as independent accountants for the Company for fiscal 1995 will require the affirmative vote of a majority of the votes of the shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a single class, present and voting at the Annual Meeting in person or by Proxy.

    Abstentions and broker "non-votes" are not counted in the total number of votes cast, and thus will have no effect on the outcome of voting on directors. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner is present at the meeting but does not vote upon a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. Broker "non-votes" and the shares as to which stockholders abstain are included for purposes of determining whether a quorum of shares is present at a meeting and, therefore, as to matters other than the election of directors, have the same effect as if such shares were voted against such matters.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS


The Board of Directors

    In accordance with the Company's Bylaws, the Board of Directors has fixed the number of directors at five members as of the Annual Meeting.

    Each of the persons listed below has been nominated by the Company's current Board of Directors for election to the Board at the Annual Meeting. Each director will hold office until the next Annual Meeting and until his or her successor is elected and qualified. In addition to the nominees listed below, Dianne J. Jennings, Randall D. Humphreys, B. D. Hunter and C. Richard Piazza served as directors during all or a portion of 1994. Messrs. Piazza and Humphreys resigned from the Board on January 21, 1994, Mr. Hunter resigned from the Board on April 11, 1994 and Ms. Dianne S. Jennings, a current director, has decided not to stand for re-election.

    If the enclosed Proxy is properly executed and returned to the Company before the Annual Meeting, it will be voted in the manner directed by the stockholder(s) submitting such proxy. If no such direction is provided, the proxy will be voted FOR the nominees shown on the Proxy. The persons named in the Proxy will have the right to vote cumulatively and to distribute votes among nominees as they consider advisable. If any of the nominees becomes unavailable for any reason, or if a vacancy should occur before the election, the shares represented by the Proxy will be voted FOR the person, if any, who is designated by the Board of Directors to replace the nominee or to fill the vacancy on the Board. The Board of Directors has no reason to believe that any of the nominees will be unavailable or that any vacancy on the Board of Directors will occur. All nominees have consented to be named and have indicated their intent to serve if elected.

Information Regarding Nominees and Executive Officers

    The following table sets forth certain information concerning the business experience of the nominees for election to the Board of Directors.

                                          Principal Occupations and Affiliations
                                        Over the Last Five Years and Directorships                  Director
Name                 Age                      in Other Publicly Held Companies                       Since
- -------------------  ---  ------------------------------------------------------------------------  --------

Sandra L. Baylis      47  Executive Assistant, Brierley Investments Ltd., an Australian investment    1994
                          holding company, since 1993; Executive Assistant, Pioneer International
                          Ltd., a producer of building construction materials from 1990 to 1993.

Bevil J. Hogg         47  President and Chief Executive Officer of the Company since January 21,      1994
                          1994; Executive Vice President of the Company from January 14, 1994 to
                          January 20, 1994; Chief Executive Officer of Medical Composite
                          Technology, Inc., a wheel chair designer and manufacturer, from
                          December 16, 1992 to January 13, 1994; Chief Executive Officer of Cycle
                          Composite, Inc., a bicycle manufacturer, from 1986 to December 1992.

Rodney F. Price       51  Executive Director, Brierley Investments Ltd., an Australian investment     1994
                          holding company, since 1993; Managing Director and Chief Executive
                          Officer, Pioneer International Ltd., a producer of building construction materials, from 1990 to 1993; Managing Director and Chief Executive
                          Officer, Industrial Equity Limited (IEL) from 1986 to 1989; Chairman,
                          Australia Media Ltd.; Director, Ilvis.

Robert C. Sherburne   74  Private investor; Chairman of Zac Industries, a manufacturer of computer    1982
                          peripheral components, from February 1985 to June 1990; Director of Zero
                          Corporation from 1975 to 1992; Director of Golden Systems Inc.

Charles D. Yie        36  General Partner of Ampersand Specialty Materials Ventures Limited           1994
                          Partnership ("ASMVLP"), a venture capital investment company, since
                          1989; Principal from 1987 to 1989. Director of Aseco Corporation.


    The following table sets forth the beneficial stock ownership as of March 31, 1995 of each of the nominees for election to the Board of Directors, each of the executive officers named in the Summary Compensation Table on page 15 (the "named executives officers") and of the Directors and executive officers as a group. The number of shares shown includes shares, if any, held beneficially or of record by each person's spouse; voting and investment power of the shares also may be shared by spouses.

                                             Shares of Series A       Shares of Series B      Shares of Series C
                     Shares of Common Stock  Preferred Stock          Preferred Stock         Preferred Stock
                     Beneficially Owned<F1>  Beneficially Owned<F1>   Beneficially Owned<F1>  Beneficially Owned<F1>
                     ----------------------  -----------------------  ----------------------  ----------------------
Name and Address of    Number of                Number of              Number of                Number of
 Beneficial Owner        Shares      Percent      Shares     Percent     Shares    Percent        Shares      Percent
- -------------------  --------------  -------  -------------  -------  -----------  -------    --------------  -------

Sandra L. Baylis              0         <F2>          0         <F2>        0         <F2>             0         <F2>
Bevil J. Hogg           207,650         <F2>          0         <F2>        0         <F2>             0         <F2>
Rodney F. Price      57,799,352<F2>      80%  7,218,204<F3>     100%  786,357<F3>     100%    20,000,000<F3>     100%
Robert C. Sherburne         500         <F2>          0         <F2>        0         <F2>             0         <F2>
Charles D. Yie        2,581,970<F4>       4%          0         <F2>        0         <F2>             0         <F2>
John G. Cowan               650         <F2>          0         <F2>        0         <F2>             0         <F2>
Timothy W. Evans              0         <F2>          0         <F2>        0         <F2>             0         <F2>
Robert A. Swatek            100         <F2>          0         <F2>        0         <F2>             0         <F2>
Directors and
 Executive Officers
 as a group
 (9 persons)             60,590,122           7,218,204<F3>     100%  786,357<F3>     100%    20,000,000<F3>     100%

- ---------------

<F1>     See Notes (1) and (2) to the Stock Ownership Chart on page 2.

<F2>     The percentage of shares beneficially owned does not exceed 1% of the outstanding shares of the applicable class.

<F3>     Consists entirely of shares of stock beneficially owned by BIL and which Mr. Price may be deemed to own beneficially because he is a director of BIL.

<F4>     Consists entirely of shares of stock beneficially owned by ASMVLP and which Mr. Yie may be deemed to own beneficially because he is a general partner of ASMVLP.



Agreement Regarding the Election of Directors

    The Company has agreed, through July 1995 and pursuant to the terms of the agreement concerning the acquisition of Medical Composite Technology, Inc., to nominate two nominees for election to the Board of Directors as designated by the holders of at least a majority of the Common Stock issued by the Company in such acquisition. Messrs. Yie and Hogg were nominated as directors in accordance with this agreement. Additionally, the Company has agreed that the Board of Directors would not exceed 15 persons during such time period.

                                 PROPOSAL NO. 2
                             APPROVAL OF ADOPTION OF
          1994 EVEREST & JENNINGS INTERNATIONAL LTD. STOCK OPTION PLAN


General

    The 1994 Plan was adopted by the Board of Directors of the Company effective April 25, 1994, subject to approval by the stockholders of the Company. The purposes of the 1994 Plan are to promote the interests of the Company and its stockholders by (i) attracting and retaining employees of outstanding ability; (ii) motivating employees by means of performance-related incentives to achieve longer range performance goals; (iii) providing incentive compensation opportunities which are competitive with those of other major corporations; and (iv) enabling such employees to participate in the long-term growth and financial success of the Company.

    A copy of the 1994 Plan is attached as Annex A to this Proxy Statement. The following summary of the terms of the 1994 Plan is qualified in its entirety by reference thereto. Stockholders are urged to refer to the 1994 Plan document and to read it carefully for a complete statement of provisions summarized therein.

    The 1994 Plan makes available up to 4,412,000 shares of Common Stock for awards to eligible employees of the Company in the form of non-qualified stock options (the "Awards"). If any option expires or terminates without having been exercised in full, the unpurchased shares subject to such option will again be available for the grant of options under the 1994 Plan. Any shares which are used as full or partial payment by an optionee upon exercise of an option will also be available for the purposes of the 1994 Plan. Awards under the 1994 Plan may be made to any employee, consultant or member of the Board of Directors of the Company (collectively, the "Employees"). As of March 31, 1995, approximately 716 Employees were deemed eligible to participate in the 1994 Plan.

    The 1994 Plan is administered by a committee appointed by the Board of Directors to administer the Plan (the "Committee"). The Committee shall at all times consist of three or more members, a majority of which shall be non-management members of the Board of Directors. At present, the members of the Committee are Mr. Price, Mr. Yie and Ms. Jennings. The Committee has the sole and complete authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the 1994 Plan as it may from time to time deem advisable, and to interpret the terms and provisions of the 1994 Plan.

    Subject to the provisions of the 1994 Plan, the Committee has the sole and complete authority to determine the Employees to whom stock options shall be granted, the number of shares to be covered by each stock option and the conditions and limitations applicable to the exercise of the stock options, if any, in addition to those provided for in the 1994 Plan. Awards under the 1994 Plan are confirmed, as appropriate in the discretion of the Committee, by an Award agreement executed by the Committee and each Employee selected by the Committee to receive an Award under the 1994 Plan ("Participant"). The Committee's decisions are final and binding upon all parties.

    To the extent determined by the Committee, Awards may provide a participating Employee (a "Participant") with cash payments in lieu of or in addition to an Award.

    The Committee may determine that any stock option shall become exercisable in installments and may determine that the right to exercise such stock option as to such installments shall expire on different dates or on the same date. The Committee shall establish the option price at the time each stock option is granted. Such option price is subject to Board approval only if it is less than the Fair Market Value (as hereinafter defined) of such stock at the time of the granting of the option. The option price of each share as to which an option is exercised shall be paid in full at the time of such exercise. Such payment shall be made (i) in cash, (ii) by tender of shares of Common Stock owned by the Participant valued at the closing price of the Common Stock on the American Stock Exchange as of the date of the exercise ("Fair Market Value"), subject to such limitations on the tender of Common Stock as the Committee may impose, or (iii) by a combination of cash and shares of Common Stock. In addition, the Committee may provide the Participant with assistance in financing the option price and applicable taxes, on such terms and conditions as it determines appropriate.

    No Award is assignable or transferable, and no right or interest of any Participant is subject to any lien, obligation or liability of the Participant, except by will or the laws of descent and distribution. Subject to limitations set out in the next paragraph, options will be exercisable at such time or times as the Committee in each instance approves, which need not be uniform for all options.

    Except as otherwise provided by the Committee, if a Participant ceases to be an Employee for any reason other than upon the occurrence of a Participant's death, a Participant's right to any nonvested Award shall be immediately forfeited 30 days after the Participant's termination date and if a Participant ceases to be an Employee by reason of the Participant's death, the Participant's rights to any nonvested Award shall be forfeited one year after the Participant's death. The Committee may determine, in its discretion, that any portion of a Participant's nonvested Award shall become vested upon termination of employment. The Committee at the time of grant of an Award, shall specify such terms and conditions as appropriate for the exercise of any vested Awards following termination of employment.

    No Award will be granted more than five years after the effective date of the 1994 Plan.


Change of Control

    Upon the occurrence of a change of control (as defined in the 1994 Plan), the Committee shall, notwithstanding anything to the contrary contained in the 1994 Plan, either at the time an Award is made or at any time prior to or simultaneously with a Change of Control (i) provide for the acceleration of any time periods or waiver of any conditions relating to the exercise or realization of such Awards so that such Awards may be exercised or realized in full on or before a date fixed by the Committee; or (ii) provide for purchase of such Awards, upon the Participant's request, for an amount of cash equal to the amount which could have been attained upon the exercise or realization or such rights had such Awards been currently exercisable or payable; or (ii) cause the Awards then outstanding to be assumed, or new rights substituted therefor which are equivalent to the Awards, by the surviving corporation in such Change of Control. The Committee may, in its discretion, include such further provisions and limitations in any agreement entered into with the respect to an Award as it may deem equitable and in the best interest of the Company.

Adjustment Upon Changes in Capitalization

    In the event of a stock dividend or split, recapitalization, reclassification, merger, consolidation, spin-off, combination or exchange of shares or similar corporate change, or any distributions to common shareholders other than cash dividends, the Committee may, in its sole discretion, in order to prevent the dilution or enlargement of the values of the shares of Common Stock reserved hereunder, make such substitution or adjustment, if any, as it deems to be appropriate or equitable, as to the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the 1994 Plan, including the number of outstanding stock options and the price thereof, and the number of outstanding Awards of other types to fairly preserve the intended benefits of the 1994 Plan to the Participants and the Company.


Amendment of 1994 Plan

    Subject to approval by the Board of Directors, the Committee may amend, suspend or terminate the 1994 Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval which shall increase the total number of shares of Common Stock reserved for issuance pursuant to the 1994 Plan or which must otherwise be approved by stockholders in compliance with applicable federal or state law (including Rule 16b-3 (or any successor provision) under the Securities Exchange Act of 1934), and the requirements of any stock exchange or other trading system upon which shares of Common Stock may then be listed. Notwithstanding anything to the contrary contained in the 1994 Plan, the Committee may amend the 1994 Plan in such manner as may be necessary to conform the 1994 Plan with applicable federal and state rules and regulations.

    The Committee may amend, modify or terminate any outstanding Award with the Participant's written consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the 1994 Plan, including without limitation, to change the date or dates as of which a stock option becomes exercisable.


Federal Income Tax Consequences

    The grant of a non-qualified stock option under the 1994 Plan will not result in taxable income at the time of grant for the optionee or the Company. Upon exercising a non-qualified stock option, the optionee will recognize ordinary income in the amount by which the fair market value on the date of exercise exceeds the option price; the Company will be entitled to a deduction for the same amount. However, if the sale of the stock by the optionee at a profit would subject the optionee to suit under Section 16(b) of the Securities Exchange Act of 1934 (the "Section 16(b) restriction"), the optionee will not recognize income until the Section 16(b) restriction lapses unless the optionee elects to recognize income at the time of exercise. In the absence of such election, upon the lapse of the Section 16(b) restriction, the optionee will recognize income equal to the excess, if any, of the fair market value of the stock at the time the Section 16(b) restriction lapses over the option price. If the optionee is subject to the Section 16(b) restriction, the Company's deduction will be taken in the taxable year in which the optionee must include the amount in gross income.

         If the optionee exercises an option and surrenders stock already owned by him or her ("Old Shares"), the optionee will recognize income to the extent the number of shares acquired ("New Shares") exceeds the number of Old Shares exchanged, on the receipt of such additional shares in an amount equal to the fair market value of such additional shares less any cash paid for them and the Company will be entitled to a deduction in an amount equal to such income. The basis of such additional shares will be equal to the fair market value of such shares on the date of exercise (or, if applicable, the date the Section 16(b) restriction lapses), and the holding period for such additional shares will commence on the date the option is exercised.

         The tax treatment to an optionee of a disposition of shares acquired through the exercise of an option is dependent upon the length of time the shares have been held. Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under a non-qualified option.

    The following table contains certain information relating to conditional grants to Mr. Hogg made on January 21, 1994 and to Mr. Hogg and the other Participants made on August 1, 1994.

                                New Plan Benefits
                                    1994 Plan
                                -----------------

Name and Position                                           Options Grants <F1>
- ----------------------------------------------------------  -------------------

Bevil J. Hogg
    President, Chief Executive Officer and a Director of
    the Company                                                   1,000,000

John G. Cowan
    Chairman of the Board of Directors, President and
    Chief Executive Officer of Everest & Jennings Canadian
    Limited                                                         250,000

Timothy W. Evans
    Vice President, Chief Financial Officer and Secretary
    of the Company                                                   75,000

Robert A. Swatek
    Executive Vice President, Operations of the Company             250,000<F2>

All current executive officers as a group (5 persons)             1,650,000<F3>

All current non-executive directors as a group (4 persons)           75,000

All current non-executive employees as a group (478 persons)      2,357,000
- ---------------

<F1>     Other than 400,000 shares issued to Mr. Hogg (which were exercisable immediately) these options become exercisable in 50% increments when the Company achieves certain performance goals and are automatically exercisable five years from date of grant, assuming continuous employment with the Company.

<F2>     These option grants were cancelled upon the termination of Mr.
         Swatek's employment.

<F3>     Does not include option grants to Mr. Swatek which were cancelled upon the termination of his employment.



Vote Required and Recommendation For Approval

    The Board of Directors recommends a vote FOR approval of the adoption of the 1994 Plan. The affirmative vote of a majority of the shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock present or represented by proxy at the meeting is required for approval of the adoption of the 1994 Plan.

    BIL has indicated that it intends to vote all of its shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock FOR adoption of the 1994 Plan. Such a vote by BIL, standing alone, would constitute approval of 1994 Plan by the stockholders.

                                 PROPOSAL NO. 3
                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS


    The Board of Directors upon the recommendation of its Audit Committee, has determined to appoint Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending December 31, 1995.

    The Company has employed Price Waterhouse LLP as its independent accountants since 1990. During fiscal year ended December 31, 1994, the audit services of Price Waterhouse LLP included the audit of the Company's consolidated financial statements, services related to filings with the Securities and Exchange Commission and accounting consultation services.

    The rendition of routine audit and non-audit services by Price Waterhouse LLP was reviewed and approved in advance by the Audit Committee on behalf of the Board of Directors. As part of the process, the Audit Committee also considered whether the rendition by that firm of certain non-audit services affects its independence as the Company's independent accountants and concluded that it did not.

    It is anticipated that representatives of Price Waterhouse LLP will be present at the Annual Meeting and will have an opportunity to make a statement, if they wish to do so, and to respond to any appropriate inquiries of the stockholders or their representatives.


Vote Required and Recommendation for Approval

    The Board of Directors and its Audit Committee recommend that the stockholders vote FOR ratification of the appointment of Price Waterhouse LLP as independent accountants to perform the audit of the Company's accounts for the 1995 fiscal year. The affirmative vote of a majority of the shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock present or represented by proxy at the meeting is required for ratification of such appointment by the stockholders.

    BIL has indicated that it intends to vote all of its shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock FOR ratification of the appointment of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1995. Such a vote by BIL, standing alone, would constitute ratification of such appointment by the stockholders.

                      IDENTIFICATION OF EXECUTIVE OFFICERS

    The following table sets forth certain information concerning all current executive officers of the Company. Unless otherwise noted, all positions listed in the table are with the Company.

                       Officer           Positions with                        Business Experience
      Name        Age   Since             the Company                        During Past Five Years
- ----------------  ---  -------  ------------------------------  --------------------------------------------

Bevil J. Hogg      47   1994    President, Chief Executive      President and Chief Executive Officer since
                                Officer and a Director of the   January 21, 1994; Executive Vice President
                                Company                         from January 14, 1995 to January 20, 1994;
                                                                CEO of Medical Composite Technology, Inc.
                                                                from December 16, 1992 to January 13, 1994;
                                                                CEO of Cycle Composite, Inc. from 1986
                                                                to December, 1992.

John G. Cowan      56   1974    Chairman of the Board of        Chairman of the Board of Directors,
                                Directors, President and Chief  President and Chief Executive Officer of
                                Executive Officer of            Everest & Jennings Canadian Limited,
                                Everest & Jennings Canadian     Ontario, Canada, a wholly owned subsidiary
                                Limited                         of the Company, since 1974.

Timothy W. Evans   45   1993    Vice President, Chief           Vice President, Chief Financial Officer and
                                Financial Officer and           Secretary since September 20, 1994;
                                Secretary                       Controller from June 1, 1993 to
                                                                September 19, 1994; prior to joining the
                                                                Company and during the past five years,
                                                                Mr. Evans was Director, Corporate
                                                                Development and Group Controller of
                                                                Chromalloy America Corporation, a large
                                                                diversified company.

Angelo A. Conti    37   1994    Vice President, Operations      Vice President, Operations since June 16,
                                                                1994; Director, International Operations of
                                                                Herman Miller, Inc., a manufacturer of
                                                                office furniture systems, from 1992 to 1994;
                                                                Director, Northeast Operations of Herman
                                                                Miller from 1988 to 1992.

Robert B. Senn     50   1994    Executive Vice President,       Executive Vice President, Sales and
                                Sales and Marketing             Marketing since September 19, 1994;
                                                                President/Chief Executive Officer of
                                                                Guardian Products, Inc., a manufacturer of
                                                                wheel chairs and other durable medical
                                                                equipment, from 1990 to 1994.


                        INFORMATION CONCERNING MANAGEMENT

Summary of Cash Compensation and Certain Other Compensation

    The following Summary Compensation Table shows for the fiscal years ended December 31, 1992, 1993 and 1994 the cash compensation paid by the Company as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer, the other two current executive officers and one former executive officer whose salary and bonus exceeded $100,000 during the fiscal year ended December 31, 1994 for services rendered in all capacities.

                                              SUMMARY COMPENSATION TABLE
                                                                         Long-Term Compensation
                                                                    --------------------------------
                                           Annual Compensation              Awards           Payouts
                                     -----------------------------  -----------------------  -------
                                                                    Restricted
                                                      Other Annual    Stock        Options/       LTIP     All Other
     Name and                         Salary   Bonus  Compensation   Award(s)        SARs        Payouts  Compensation
Principal Position             Year    ($)      ($)        ($)          ($)           (#)          ($)        ($)
- -----------------------------  ----  --------  -----  ------------  ----------  ---------------  -------  ------------

Bevil J. Hogg <F1>             1994  $211,666     0        --            0        1,000,000          0     $58,679<F2>
 President, Chief Executive    1993        --    --        --           --               --         --          --
 Officer of the Company        1992        --    --        --           --               --         --          --

John G. Cowan                  1994  $118,260     0        --            0          250,000          0           0
 President and Chief           1993  $121,500     0        --            0                0          0           0
 Executive Officer of          1992  $121,500     0        --            0                0          0           0
 Everest & Jennings Canadian
 Limited

Timothy W. Evans <F3>          1994  $100,000     0        --            0           75,000          0     $   135<F4>
 Executive Vice President      1993        --    --        --            0               --          0           0
 and Chief Financial Officer   1992        --    --        --           --               --         --          --
 of the Company

Robert A. Swatek <F5>          1994  $153,111     0        --            0          250,000<F6>      0     $13,231<F7>
 Executive Vice President,     1993  $121,793     0        --            0           69,000<F6>      0     $    53<F4>
 Operations of the Company     1992        --    --        --           --               --         --          --

- ---------------

<F1>     Hired on January 21, 1994.
<F2>     Represents relocation expense in connection with his hiring including $10,680 tax gross-up on relocation expenses.
<F3>     Promoted to executive officer on September 20, 1994, he was employed by the Company on June 1, 1993.
<F4>     Represents the Company's matching contribution under the 401K Plan.
<F5>     Hired on March 29, 1993; resigned November 4, 1994.
<F6>     Options were cancelled upon termination of employment.
<F7>     Represents relocation expense of $13,127 in connection with his hiring and the Company's matching contribution under the 401K Plan in an amount of $104.


    The Company has not included in the table above the value of incidental personal perquisites furnished by the Company to its executive officers since such incidental personal value did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the named executive officers in the table above.


Stock Options

    The following table contains information concerning grants of stock options to the named executive officers for 1994. The exercise price for all of the grants of stock options was the fair market value on the date of the grant.

                                    OPTION GRANTS DURING THE
                               FISCAL YEAR ENDED DECEMBER 31, 1994

                                                                      Potential Realizable
                                                                            Value at
                                                                         Assumed Annual
                                                                         Rates of Stock
                                                                       Price Appreciation
                        Individual Grants                             for Option Term <F1>
- --------------------------------------------------------------------  --------------------
                               % of Total
                               Options
                    Options     Granted to   Exercise or
                    Granted    Employees in  Base Price   Expiration
     Name              #       Fiscal 1994      ($/Sh)       Date       5% ($)    10% ($)
- ----------------  -----------  ------------  -----------  ----------  ---------  ---------

Bevil J. Hogg     400,000           10%          $1.00      1/24/99    $110,513   $244,204
                  600,000           15%          $0.85      11/1/99    $140,904   $311,360

Timothy W. Evans   75,000            2%          $0.85      11/1/99    $ 17,613   $ 38,920

John G. Cowan     250,000            6%          $0.85      11/1/99    $ 58,710   $129,733

Robert A. Swatek  250,000<F2>        6%          $0.85      11/1/99          --         --

- ---------------

<F1>     The dollar amounts under the 5% and 10% columns in the Option Grants table are the result of calculations required by rules of the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation of the stock price of the Common Stock of the Company.  Although permitted by SEC rules, the Company did not use an alternative formula or model to compute a grant date valuation because, given the Company's recent financial performance, the Company is not aware of any formula which will determine with any reasonable degree of accuracy a present value based on future unknown or volatile factors.  Amounts shown reflect the difference between the appreciation and the exercise price.

<F2>     Cancelled upon termination of his employment.


    The following table sets forth information with respect to the named executive officers regarding the value of their unexercised options held as of December 31, 1994. No options were exercised during 1994.

                                AGGREGATED OPTION VALUES AT DECEMBER 31, 1994
                  Number of Unexercised Options               Value of Unexercised In-the-Money Options
                      at December 31, 1994                              at December 31, 1994
                  ------------------------------------------  -----------------------------------------
                              (#)                                                 ($)
      Name             Exercisable          Unexercisable          Exercisable         Unexercisable
- ----------------  ---------------------  -------------------  --------------------  -------------------

Bevil J. Hogg             400,000              600,000                  0                     0
Timothy W. Evans            7,000               89,000                  0                     0
John G. Cowan              62,500              250,000                  0                     0
Robert A. Swatek           35,016               24,964                  0                     0



                          COMPARATIVE STOCK PERFORMANCE

    Set forth below are line graphs which illustrate for the purpose of comparison the cumulative total returns (assuming reinvestment of dividends) of the Company's Class A Common Stock and Class B Common Stock (single class after November 18, 1993), the Standard & Poors 500 Composite Stock index ("S&P 500"), and the Standard & Poors Health Care Composite Index ("Health Care Composite"). In each case, this presentation assumes an initial investment of $100 on December 31, 1989 and illustrates the return history for each hypothetical investment through December 31, 1994.

                            COMPARISON OF CUMULATIVE TOTAL RETURN
                 E&J COMMON STOCK, S&P 500, AND HEALTH CARE COMPOSITE INDEX
                                   (12/31/89 -- 12/31/94)

                                     [PERFORMANCE GRAPH]

                        Dec. 1989  Dec. 1990  Dec. 1991  Dec. 1992  Dec. 1993  Dec. 1994
                        ---------  ---------  ---------  ---------  ---------  ---------

S&P 500                    100         97        126         136        150        152
Health Care Composite      100        117        181         151        140        157
E & J - Class A Common     100         13         25          17         14          6
E & J - Class B Common     100         16         29          15         13          5


Compensation Committee Interlocks and Insider Participation

    During the fiscal year ended December 31, 1994, no officers or employees of the Company or any of its subsidiaries, other than Bevil J. Hogg, President and Chief Executive Officer of the Company, participated in deliberations of the Company's Board concerning executive officer compensation and there were no interlocking relationships between any executive officer of the Company and any other entity.


Report of the Board of Directors on Executive Compensation

    The Board is responsible for developing and implementing the Company's executive compensation program and determines on an annual basis the nature and amount of compensation to be paid to the President and Chief Executive Officer and to the other executive officers of the Company.

    The compensation program for executive officers, including the President and Chief Executive Officer, currently consists of annual base compensation and participation in the Company's 1994 Plan and other employee benefit programs.

    As the Company has restructured and replaced members of its management team, it has attempted to lower the compensation levels paid to senior officers (including the Chief Executive Officer) while at the same time removing reporting layers, thus flattening the organization structure. When the Company returns to profitable operations, some compensation levels may be reviewed and bonus plans may be implemented to raise the compensation levels of those senior officers who were instrumental in this recovery.

    Options were granted under the 1994 Plan to all domestic associates and certain key executives of the Company's Canadian and Mexican operations as of September 1, 1994. It is anticipated that options will be granted at a later date to all remaining Canadian and Mexican associates who have joined the Company since September 1, 1994. The quantity of options granted an individual associate was and will be based on the level of their position within the organization and was generally established at a level intended to incent associates to perform in a manner that promotes the overall performance of the Company.

    The Revenue Reconciliation Act of 1993 (the "Act") precludes the Company from taking a deduction for certain compensation in excess of $1 million per year paid or accrued with respect to the Chief Executive Officer and the four other highest paid Executive Officers on and after January 1, 1994. As of the Record Date, neither the Board nor the Company has taken any action to qualify compensation (not otherwise qualified under the Act) for deduction by the Company. Based on present levels of compensation, it does not appear that any of the named executive officers' non-deductible compensation will exceed $1 million in 1995.

                                  1994 Board of Directors

                                  Sandra L. Baylis
                                  Bevil J. Hogg
                                  Dianne J. Jennings
                                  Rodney F. Price
                                  Robert C. Sherburne
                                  Charles D. Yie

                              CORPORATE GOVERNANCE


Meetings of the Board

    Regular meetings of the Board generally are held on a monthly basis. Special meetings are called when necessary. During the Company's fiscal year ended December 31, 1994, there were ten Board meetings. All current directors attended more than 75% of the meetings of the Board and of Board committees on which they served.


Committees of the Board

    The standing committees of the Board are the Audit Committee and the Compensation Committee. Membership for the Audit Committee from January 21, 1994 to the Record Date was as follows: Charles D. Yie (Chair), Robert C. Sherburne and Dianne J. Jennings. Membership for the Compensation Committee from May 23, 1994 to the Record Date was as follows: Rodney F. Price (Chair), Dianne J. Jennings and Charles D. Yie. The Board of Directors also functions as an ad-hoc Nominating Committee.


Audit Committee

    The Audit Committee has responsibility for recommending to the Board of Directors a firm of independent accountants to audit the Company's accounts, for reviewing the scope and results of audits, for reviewing both the auditors' recommendations to management and the response of management to such recommendations, and for reviewing the adequacy of internal financial and accounting controls. During fiscal 1994, this committee met three times.


Compensation Committee

    During fiscal 1994, the Compensation Committee did not meet separately, and the topic of employee compensation was discussed at meetings of the full Board of Directors.


Nominating Committee

    The ad hoc Nominating Committee, which consists of the full Board, considers as potential director nominees persons recommended by stockholders. Stockholder recommendations should, where possible, include a brief description of the potential nominee's business background for the last five years and a list of other publicly held companies of which the potential nominee is a director. Recommendations should be submitted to the ad hoc Nominating Committee in care of the Secretary of the Company by December 17, 1995.


Compensation of Directors

    No non-management Directors received compensation for attendance at either Board or Committee meetings during 1994, other than reimbursement for expenses in connection with attending such meetings.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission and the American Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1994 all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.


                              CERTAIN TRANSACTIONS

                           Debt Conversion Transaction

    As of September 30, 1993, the Company, E&J Inc., Jennings Investment Co. and BIL entered into a Debt Conversion Agreement to provide for the conversion (the "Debt Conversion Transaction") of approximately $75 million in principal and accrued, unpaid interest (the "Converted BIL Debt"), owed by the Company and E&J Inc. to BIL pursuant to an amended and restated credit agreement, an amended promissory note, and certain interim loans. Pursuant to the Debt Conversion Agreement, (a) the Company and E&J Inc. issued to BIL a Convertible Promissory Note -- Common Stock (the "Common Stock Note") in the initial principal amount of $45 million and a Convertible Promissory Note -- Preferred Stock (the "Preferred Stock Note") in the original principal amount of $20 million; (b) BIL agreed to lend to E&J Inc. $5.7 million to allow E&J Inc. to repay the outstanding balance of cash advances owed by E&J Inc. to the Hong Kong and Shanghai Banking Corporation ("HSBC") under a $20,000,000 revolving credit facility ("Revolving Credit Facility"); (c) Brierley Investments Limited, an affiliate of BIL, agreed to guarantee a letter of credit facility ("Letter of Credit Facility") between E&J Inc. and HSBC (or an alternative commercial lending institution) in an amount not exceeding $6 million through and including June 30, 1995; (d) BIL, as guarantor of the obligations of E&J Inc. under the Revolving Credit Facility, agreed to an amendment thereof whereby cash advances of up to $10 million were made available for E&J Inc.'s working capital needs; (e) the Company and E&J Inc. agreed to indemnify (the "Indemnification Obligation") BIL from and against any and all losses arising out of BIL's guarantee of the Letter of Credit Facility and the Revolving Credit Facility; (f) BIL agreed to lend to the Company and E&J Inc. up to $12.5 million pursuant to revolving promissory note ("Revolving Promissory Note");
(g) BIL and the Company and E&J Inc. entered into a Security Agreement (the "Security Agreement") pursuant to which the Company and E&J Inc. granted a security interest in all of their assets to BIL to secure on a pari passu basis the obligations of the Company and E&J Inc. to BIL under the Common Stock Note, the Preferred Stock Note, the Revolving Promissory Note and the Indemnification Obligation; and (h) the Company and BIL entered into a Registration Rights Agreement pursuant to which the Company granted to BIL registration rights with respect to shares of Common Stock held as of the date of the Registration Rights Agreement and shares of Common Stock obtained by BIL as a result of the conversion of the Common Stock Note and Series C Preferred Stock issuable upon conversion of the Preferred Stock Note.

    The Company held a Special Meeting of Stockholders on December 31, 1993, to ratify and approve the Debt Conversion Transaction. Concurrent with ratification and approval of the Debt Conversion Transaction, the Company's stockholders approved and adopted amendments to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 to 120,000,000 and to increase the number of authorized shares of Preferred Stock from 11,000,000 to 31,000,000 (the "Recapitalization Proposals").

    BIL had agreed, upon stockholder approval of the Debt Conversion Transaction and the Recapitalization Proposals, to advance E&J Inc. $10 million to pay HSBC the cash advance it made to E&J Inc. under the Revolving Credit Facility. Subsequent to the Special Meeting of Stockholders, BIL and E&J Inc. agreed to transfer $10 million from the Revolving Promissory Note to the Common Stock Note, thus increasing the balance of the Common Stock Note to $55 million.

    The Common Stock Note was scheduled to mature on March 31, 1994, bear interest at the rate of 8% per annum from and after March 31, 1994, and was secured by a lien on and security interest in all assets of the Company and E&J Inc. on a pari passu basis with the repayment and other obligations of the Company and E&J Inc. under the Preferred Stock Note, the Revolving Promissory Note and the Indemnification Obligation. The Common Stock Note was subordinated to all debt borrowed by the Company or E&J Inc. from, or the payment of which had been guaranteed by the Company or E&J Inc. to, HSBC, the Pension Benefit Guaranty Corporation, Congress Financial Corporation and any other financial institution constituting a principal lender to the Company and/or E&J Inc.

    The Common Stock Note was convertible into that number of shares of Common Stock equal to the outstanding principal balance of that Note at conversion divided by a stated conversion price ($1.00 per share, subject to antidilution adjustment). The Common Stock Note automatically converted in full upon satisfaction of all of the following conditions: (a) ratification of the Debt Conversion Transaction by the stockholders of the Company; (b) approval and adoption of the Recapitalization Proposals by the stockholders of the Company;
(c) the filing and effectiveness of an amendment to the Company's Certificate of Incorporation to effect the Recapitalization Proposals; (d) adoption by the Board of Directors of resolutions to designate the Series C Preferred Stock and the filing and effectiveness of a Certificate of Designations of the Series C Preferred Stock (the "Series C Certificate of Designations"); (e) reservation of a sufficient number of shares of Series C Preferred Stock for issuance on conversion of the Preferred Stock Note; (f) reservation of a sufficient number of Common Stock for issuance on conversion of the Common Stock Note and the Series C Preferred Stock issuable on conversion of the Preferred Stock Note; and (g) approval for listing on the American Stock Exchange of the Common Stock issuable on conversion of the Common Stock Note and the Series C Preferred Stock issuable on conversion of the Preferred Stock Note. BIL waived condition
(g), and the Common Stock Note converted into 55 million shares of Common Stock on January 12, 1994.

    The Preferred Stock Note was scheduled to mature on March 31, 1994, bear interest at the rate of 8% per annum from and after March 31, 1994, and was secured by a lien on and security interest in all assets of the Company and E&J Inc. on a pari passu basis with the repayment and other obligations of the Company and E&J Inc. under the Common Stock Note, the Revolving Promissory Note and the Indemnification Obligation. The Preferred Stock Note was subordinated to all debt borrowed by the Company or E&J Inc. from, or the payment of which had been guaranteed by the Company or E&J Inc. to, HSBC, the Pension Benefit Guaranty Corporation, Congress Financial Corporation and any other financial institution constituting a principal lender to the Company and/or E&J Inc.

    The Preferred Stock Note was convertible into a number of shares of Series C Preferred Stock equal to the outstanding principal balance of that Note at conversion divided by a stated conversion price ($1.00 per share, subject to antidilution adjustment). The Series C Preferred Stock is convertible into shares of Common Stock on a one-for-one basis. The Preferred Stock Note automatically converted in full upon satisfaction of all of the following conditions: (a) ratification of the Debt Conversion Transaction by the stockholders of the Company; (b) approval and adoption of the Recapitalization Proposal by the stockholders of the Company; (c) the filing and effectiveness of an amendment to the Company's Certificate of Incorporation to effect the Recapitalization Proposal; (d) adoption by the Board of Directors of the Series C Certificate of Designations; (e) reservation of a sufficient number of shares of Series C Preferred Stock for issuance on conversion of the Preferred Stock Note; (f) reservation of a sufficient number of Common Stock for issuance on conversion of the Common Stock Note and the Series C Preferred Stock issuable on conversion of the Preferred Stock Note; and (g) approval for listing on the American Stock Exchange of the Common Stock issuable on conversion of the Common Stock Note and the Series C Preferred Stock issuable on conversion of the Preferred Stock Note. BIL waived condition (g), and the Preferred Stock Note converted into 20 million shares of Series C Convertible Preferred Stock on January 12, 1994.


                   Principal Terms of Series C Preferred Stock

    The principal terms of the Series C Preferred Stock are as follows:
Dividends -- 7% cumulative dividends mandatorily payable (subject to applicable law), commencing after the Company achieves two consecutive fiscal quarters of operating profit, accruing as of the first day of such quarters, and payable on the first business day of each April, commencing with the first April following the end of the fiscal year in which the second of the consecutive fiscal quarters occurs and payable in kind, in shares of Common Stock ("In-Kind Dividend Stock"), at the option of the Company; Conversion -- convertible into Common Stock on a share-for-share basis, subject to anti-dilution provisions; Registration Rights -- as contained in the Registration Rights Agreement, and as follows with respect to shares of Common Stock issuable upon conversion of Series C Preferred Stock: (a) the holder may make a one-time demand that the Company register distribution of shares of Common Stock for not less than 500,000 shares; and (b) the holder has the right to request that the distribution of its shares of Common Stock be included in any registration statement under the Securities Act of 1933 filed by the Company; Sinking Fund
- -- none; Redemption -- none; Preemptive Rights -- none; Voting Rights -- one vote per share and (except as otherwise required by applicable law) votes together with, the Common Stock; and Liquidation Preference -- a liquidation preference per share equal to $1.00.

    Lease Transaction. An affiliate of BIL, Steego Corporation ("Steego"), is leasing to the Company the computer system and the telephone system which are located at the Company's facilities in St. Louis. Steego has entered into a back-to-back lease arrangement for such systems with Sentry Financial Corporation, which is not affiliated with either BIL or Steego.

    Other. During the fiscal year ended December 31, 1994, BIL received 595,998 shares of in kind Series A Convertible Preferred Stock dividends and interest on debt securities totaling $998,050.

    Indirect Interests. Rodney F. Price, a director of the Company, is also a director of BIL. As a result, Mr. Price may be deemed to have an indirect interest in the foregoing transactions with BIL.


                         EXPENSES OF PROXY SOLICITATIONS

    The principal solicitation of Proxies is being made by mail. However, certain officers, directors and employees of the Company, none of whom will receive additional compensation therefor, may solicit Proxies by telegram, telephone or other personal contact. The Company will bear the cost of the solicitation of the Proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners of shares.


                                  ANNUAL REPORT

    Included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 are, among other things, a description of the business of the Company and its subsidiaries, consolidated balance sheets of the Company and its subsidiaries for the fiscal years ended December 31, 1993 and December 31, 1994, the related consolidated statements of operations, stockholders' equity and cash flows for each of the three fiscal years in the period ended December 31, 1994, and a financial summary for the five fiscal years ended December 31, 1994. A copy of the Company's Annual Report on Form 10-K is being mailed to stockholders together with this Proxy Statement. Stockholders are urged to read the Company's Annual Report carefully.

    Upon written request and payment of a copying charge of $.20 per page, the Company will furnish to any such stockholder a copy of the exhibits to the Annual Report on Form 10-K for the fiscal year ended December 31, 1994. Requests should be addressed to Timothy W. Evans, Secretary, Everest & Jennings International Ltd., 1100 Corporate Square Drive, St. Louis, Missouri 63132.


                    DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS
                     FOR PRESENTATION AT 1996 ANNUAL MEETING

    Any proposal that a stockholder wishes to present for consideration at the 1996 Annual Meeting and which such stockholder wishes included in the Company's 1996 proxy materials must be received by the Company no later than January 5, 1996.


                         OTHER BUSINESS TO BE TRANSACTED

    As of the date of this Proxy Statement, the Board of Directors knows of no other business to be presented for action at the Annual Meeting. As for any business that may properly come before the Annual Meeting, the Proxies confer discretionary authority in the persons named therein. Those persons will vote or act in accordance with their best judgment with respect thereto.

    YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING IN PERSON.


                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      TIMOTHY W. EVANS
                                      Secretary

St. Louis, Missouri
May 5, 1995

                                     ANNEX A

                      EVEREST & JENNINGS INTERNATIONAL LTD.

                                STOCK OPTION PLAN


                                    SECTION 1

                               GENERAL PROVISIONS


1.1  PURPOSE

     The purposes of the 1994 Stock Option Plan dated April 25, 1994 (the "Plan") of Everest & Jennings International Ltd. (the "Company") are to promote the interests of the Company and its stockholders by (i) attracting and retaining employees of outstanding ability; (ii) motivating employees by means of performance-related incentives to achieve longer-range performance goals;
(iii) providing incentive compensation opportunities which are competitive with those of other major corporations; and (iv) enabling such employees to participate in the long-term growth and financial success of the Company. It is intended that options granted hereunder will not qualify as incentive stock options within the meaning of Code Section 422.

1.2  DEFINITIONS

     "Award" -- means a grant or award under the Plan.

     "Board of Directors" -- means the Board of Directors of the Company.

     "Code" -- means the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" -- means the Committee appointed by the Board of Directors to administer the Plan.

     "Common Stock" -- means common stock of the Company, or any stock substituted for such common stock through a recapitalization.

     "Company" -- means Everest & Jennings International Ltd. and its Subsidiaries.

     "Employee" -- means an employee, consultant or a member of the Board of Directors of the Company.

     "Fair Market Value" -- means the closing price of the Common Stock on the American Stock Exchange on the date on which it is to be valued hereunder.

     "Participant" -- means an Employee who is selected by the Committee to receive an Award under the Plan.


1.3  ADMINISTRATION

     The Plan shall be administered by the Committee, which shall at all times consist of [three] or more members, and a majority of which shall be non-management members of the Board of Directors. The Committee may select one of its members as its Chairman, and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. The Committee shall have sole and complete authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time deem advisable, and to interpret the terms and provisions of the Plan. Awards under the Plan shall be confirmed, as appropriate in the discretion of the Committee, by an Award agreement executed by the Committee and the Participant. The Committee's decisions are final and binding upon all parties. By accepting any benefits under the Plan, each Participant, and each person claiming under or through him, shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, all provisions of the Plan and any action or decision under the Plan by the Company, the Board of Directors or the Committee.


1.4  ELIGIBILITY

     The Committee shall select the Employees eligible to be Participants in the Plan.


1.5  SHARES RESERVED

     (a) There shall be reserved for issuance pursuant to the Plan from authorized and unissued shares or treasury shares or a combination of both a total of four million four hundred twelve thousand (4,412,000) shares of Common Stock of the Company. If any option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan. Any shares of Common Stock which are used as full or partial payment to the Company by an optionee of the purchase price upon exercise of an option shall again be available for the purposes of the Plan.

     (b) In the event of a stock dividend or split, recapitalization, reclassification, merger, consolidation, spin-off, combination or exchange of shares or similar corporate change, or any distributions to common shareholders other than cash dividends, the Committee may, at its sole discretion, in order to prevent the dilution or enlargement of the values of the shares of Common Stock reserved hereunder, make such substitution or adjustment, if any, as it deems to be appropriate and equitable, as to the number or in kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan, including the number of outstanding stock options and the exercise price thereof, and the number of outstanding Awards of other types to fairly preserve the intended benefits of the Plan to the Participants and the Company.


1.6  CHANGE OF CONTROL

     In order to maintain the Participants' rights in the event of Change of Control of the Company, as hereinafter defined, the Committee shall, notwithstanding anything to the contrary contained in the Plan, either at the time an Award is made hereunder or at any time prior to or simultaneously with a Change of Control (i) provide for the acceleration of any time periods or waiver of any conditions relating to the exercise or realization of such Awards so that such Awards may be exercised or realized in full on or before a date fixed by the Committee; or (ii) provide for purchase of such Awards, upon the Participant's request, for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such rights had such Awards been currently exercisable or payable; or (iii) cause the Awards then outstanding to be assumed, or new rights substituted therefor which are equivalent to the Awards, by the surviving corporation in such change. The Committee may, in its discretion, include such further provisions and limitations in any agreement entered into with respect to an Award as it may deem equitable and in the best interests of the Company.

     A "Change of Control" shall be deemed to have occurred if:

         (i) Brierley Investments Limited and its affiliates ("BIL") own less than a majority of the Company's voting stock and there has been a change in the composition of the Board of Directors so that a majority of the Board of Directors have been members of the Board of Directors for less than twenty-four months, unless the election of each new director who was not a director at the beginning of the period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period;

         (ii) any person (including a group as defined in Section 13(d) (3) of the Securities Exchange Act of 1934) becomes, directly or indirectly, the beneficial owner of 20% or more of the shares of the Company entitled to vote for the election of directors and BIL owns less than a majority of the Company's voting stock;

         (iii) as a result of or in connection with any cash tender offer, exchange offer, merger or other business combination, sales of assets or contested election, or combination of the foregoing, the persons who were directors of the Company just prior to such event cease to constitute a majority of the Company's Board of Directors; or

         (iv) the Company ceases to be a publicly-owned Company or a sale or other disposition of all or substantially all of the assets and/or common stock and/or preferred stock of the Company occurs.


1.7  WITHHOLDING

     The Company shall have the right to deduct from all amounts paid in cash (whether under this Plan or otherwise), or to require a cash payment of, any taxes required by law to be withheld therefrom. In the case of payments of Awards in the form of Common Stock, at the Committee's discretion the participant may be required to pay to the Company the amount of any taxes required to be withheld with respect to such Common Stock or, in lieu, thereof, the Company shall have the right to retain (or the Participant may be offered the opportunity to elect to tender) the number of shares of Common Stock whose Fair Market Value equals the amount required to be withheld.

1.8  NONTRANSFERABILITY

     No Award shall be assignable or transferable, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant, except by will or the laws of descent and distribution.

1.9  NO RIGHT TO EMPLOYMENT

     No person shall have any claim or right to be granted an Award, and the grant of any Award shall not be construed as giving a Participant the right to be retained in the employ of the Company. Further, the Company expressly reserves the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award.

1.10 MISSOURI LAW CONTROLS

     The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of Missouri.

1.11 AMENDMENT

     (a) Subject to approval by the Board of Directors, the Committee may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that any such amendment must be approved by the holders of outstanding shares of Common Stock by such vote (if any) as may be required by, and otherwise in compliance with, applicable federal or state law (including Rule 16b-3 (or any successor provision) under the Securities Exchange Act of
1934), and the requirements of any stock exchange or other trading system upon which the shares of Common Stock may then be listed. Notwithstanding anything to the contrary contained herein the Committee may amend the Plan in such manner as may be necessary to conform the Plan with applicable federal and state rules and regulations. Except as provided in Section 1.11(b) hereof, no termination or amendment of the Plan may adversely affect the rights of any Participant with respect to any outstanding Award.

     (b) The Committee may amend, modify or terminate any outstanding Award with the Participant's written consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation, to change the date or dates as of which a stock option becomes exercisable.


1.12 DIVIDENDS, EQUIVALENTS AND VOTING RIGHTS; CASH PAYMENTS

     To the extent determined by the Committee, Awards may provide the Participant with cash payments in lieu of or in addition to an Award. The holder of an option shall have none of the rights of a stockholder with respect to the shares subject to option until such shares shall be issued to such holder upon the exercise of the option.


1.13 SECURITIES LAWS

     The Company shall not be obligated to issue Common Stock pursuant to any Award under the Plan if such issuance would violate any applicable federal or state securities law, or any rule or regulation of any regulatory agency or any certified exchange on which the Common Stock is then listed. Unless rendered unnecessary by reason of registration of the Common Stock under the Securities Act of 1933, any Participant may be required by the Committee to furnish the company with a certificate, satisfactory to counsel for the Company, stating in substance that the Participant is acquiring the Common Stock for investment purposes only and not with a view to, or for sale in connection with, any distribution of the Common Stock. If the Committee determines that the listing, registration or qualification of the Common Stock upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of Common Stock under the Plan, such registration, qualification, consent or approval shall be effected or obtained prior to such issuance or purchase.


1.14 EFFECT ON OTHER BENEFITS

     The value of an Award is not includable for determining compensation or benefits under any other compensation or benefit plan of the Company.


1.15 EFFECT OF TERMINATION OF EMPLOYMENT ON VESTING

     Except as otherwise provided by the Committee, if a Participant ceases to be an Employee for any reason other than upon the occurrence of a Participant's death (in which case a non-vested Award shall be forfeited one (1) year after the Participant's death), a Participant's rights to any nonvested Award shall be immediately forfeited thirty (30) days after the Participant's termination date; provided, however, the Committee may determine, in its discretion, that any portion of a Participant's nonvested Award shall become vested upon termination of employment. The Committee, at the time of grant of an Award, shall specify such terms and conditions as appropriate for the exercise of any vested Awards following termination of employment.


1.16 EFFECTIVE DATE

     The Plan shall be effective as of April 25, 1994, subject to the approval of the stockholders of the Company. No stock option may be granted more than five years after the effective date of the Plan.

                                    SECTION 2

                                  STOCK OPTIONS


2.1  AUTHORITY OF COMMITTEE

     Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom stock options shall be granted, the number of shares to be covered by each stock options and the conditions and limitations, if any, in addition to those set forth in Section
2.3 hereof, applicable to the exercise of the stock options.


2.2  OPTION PRICE

     The Committee shall establish the option price at the time each stock option is granted, subject to Board approval only if the option price is less than the Fair Market Value of such stock at the time of the granting of the option. The option price shall be subject to adjustment in accordance with the provisions of Section 1.5(b) hereof.


2.3  EXERCISE OF OPTIONS

     (a) The Committee may determine that any stock option shall become exercisable in installments and may determine that the right to exercise such stock option as to such installments shall expire on different dates or on the same date.

     (b) The option price of each share as to which an option is exercised shall be paid in full at the time of such exercise. Such payment shall be made in cash, by tender of shares of Common Stock owned by the Participant valued at Fair Market Value as of the date of exercise, subject to such limitations on the tender of Common Stock as the Committee may impose, or by a combination of cash and shares of Common Stock. In addition, the Committee may provide the Participant with assistance in financing the option price and applicable taxes, on such terms and conditions as it determines appropriate. The cash proceeds of sale of stock subject to option are to be added to the general funds of the Company and used for its general corporate purposes. The shares of Common Stock of the Company received by the Company as payment of the option price are to be added to the shares of the Common Stock of the Company held in its Treasury and used for the purposes of granting options under the Plan.

                                    APPENDIX
                                  FORM OF PROXY

                                     [FRONT]

                                      PROXY
                                  COMMON SHARES

                      EVEREST & JENNINGS INTERNATIONAL LTD.
                           1100 Corporate Square Drive
                            St. Louis, Missouri 63132

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Bevil J. Hogg and Timothy W. Evans, or either of them, with power of substitution, as proxies, to appear and vote, as designated on the reverse side, all the shares of Common Stock of Everest & Jennings International Ltd. held of record by the undersigned on April 28, 1995, at the Annual Meeting of Shareholders to be held on Tuesday, June 6, 1995, at 11:00 a.m., and at any adjournment thereof.

                           (Continued on reverse side)

                                     [BACK]

[ X ]    Please mark your votes as in this example.

1.   Election of Directors     [ ] For     [ ] Withheld

     Nominees:   Sandra L. Baylis, Bevil J. Hogg, Rodney F. Price, Robert C.
                 Sherburne, Charles D. Yie

     For, except vote withheld from the following nominee(s):

     ----------------------------------------------------------------------

2. PROPOSAL TO APPROVE THE ADOPTION OF THE 1994 EVEREST & JENNINGS INTERNATIONAL LTD. STOCK OPTION PLAN.

     [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

3. PROPOSAL TO RATIFY APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS.

     [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

4. OTHER BUSINESS: In their discretion, the proxies are authorized to vote upon such other business as properly may come before the meeting or any adjournment thereof.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the election of the nominees listed at proposal 1 above, FOR proposal 2 and FOR proposal 3.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated May 5, 1995 and a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994.

PLEASE MARK ABOVE, THEN DATE AND SIGN BELOW AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

SIGNATURE(S) _________________________________________  DATE __________________

Please sign exactly as name appears on the stock certificate, joint owners should each sign. Trustee and other acting in a representative capacity should indicate the capacity in which they sign.